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                                                                    EXHIBIT 10.8

                           GENERAL SECURITY AGREEMENT

                  This General Security Agreement ("Agreement") is made as of this 11th day of October, 2002, between MMAC Communications Corp. ("Debtor"), a corporation organized and existing pursuant to the laws of the State of Delaware, having an address at 900 Huyler Street, Teterboro, New Jersey 07608 and KELTIC FINANCIAL PARTNERS, LP ("the Lender"), a Delaware limited partnership, with a place of business at 555 Theodore Fremd Avenue, Suite C-207, Rye, New York 10580.

                                    ARTICLE I
                                   DEFINITIONS

                  All words and terms used in this Agreement shall have the meanings as set forth herein and where not otherwise defined herein shall be deemed to have the meanings as accorded to them in the Uniform Commercial Code as in effect from time to time ("UCC").

                  SECTION 1.1 "Account Debtor" shall mean any Person who is or may become obligated under or on account of any Receivable.

                  SECTION 1.2 "Agreement" shall mean this General Security Agreement.

                  SECTION 1.3 "Collateral" shall have the meaning given to such term in Section 2.1 hereof.

                  SECTION 1.4 "Credit Agreement" shall mean the Revolving Loan Agreement dated the date hereof between Debtor and the Lender, as the same may be modified, amended, restated or replaced from time to time.

                  SECTION 1.5 "Deposit Accounts" shall have the meaning given to such term in the UCC.

                  SECTION 1.6 "Equipment" shall mean all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials storage and handling equipment, molds, dies, stamps and other equipment of every kind and nature and wherever situated now or hereafter owned by Debtor or in which Debtor may have any interest (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

                  SECTION 1.7 "General Intangibles" shall mean all general intangibles, including, without limitation, all choses in action, causes of action, payment intangibles, corporate or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, good will, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer






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programs and software, operational manuals, capitalized finance costs, origination fees, all equipment formulations, manufacturing procedures, quality control procedures and product specifications relating to products sold under patents, trademarks or copyrights owned by Debtor or in which Debtor has an interest, the right to sue for all past, present and future infringements of such patents, trademarks and copyrights, all claims under guaranties, security interests or other security held by or granted to Debtor to secure payment of any of the Receivables by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

                  SECTION 1.8 "Guaranty" shall mean the Guaranty of Payment and Performance by Debtor to the Lender dated of even date herewith, as the same may be modified, amended, restated or replaced from time to time.

                  SECTION 1.9 "Inventory" shall have the meaning given to such term in the UCC.

                  SECTION 1.10 "Investment Property" shall have the meaning given to such term in the UCC.

                  SECTION 1.11 "Instruments" shall have the meaning given to such term in the UCC.

                  SECTION 1.12 "Loan Documents" shall mean the Revolving Note (as defined in the Credit Agreement), the Credit Agreement, the Guaranty, together with this Agreement and any and all other documents, instruments or agreements executed in connection therewith as the same may be modified, amended, restated or replaced from time to time.

                  SECTION 1.13 "Letter-of-Credit Rights" shall have the meaning given to such term in the UCC.

                  SECTION 1.14 "Obligations" shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing by Debtor to the Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, the other Loan Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, attorneys' fees and expenses, and any other sum chargeable to Debtor under this Agreement, the other Loan Documents or any other agreement with the Lender.

                  SECTION 1.15 "Person" shall mean an individual, partnership, limited liability company, limited liability partnership, corporation, joint venture, joint stock company, land trust, business trust or unincorporated organization, or a government agency or political subdivision thereof,





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                  SECTION 1.16 "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  SECTION 1.17 "Receivables" shall mean and include all present and future Accounts, including, without limitation, healthcare receivables, credit card receivables, software and license fees, contract rights, promissory notes, Chattel Paper, Electronic Chattel Paper, Instruments and Documents, all tax refunds and rights to receive tax refunds, bonds, certificates, rights to payment for the sale, lease or license of equipment and policies of insurance and insurance proceeds, investment securities, notes and instruments, deposit accounts, book accounts, credits and reserves and all forms of obligations whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, and all rights in any merchandise or goods which any of the same may represent, all files and records with respect to any collateral or security given by Debtor to the Lender, together with all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit, whether now owned or hereafter created or acquired by Debtor or in which Debtor now has or hereafter acquires any interest.

                                   ARTICLE II
                                SECURITY INTEREST

                  SECTION 2.1 SECURITY INTEREST. To secure the prompt payment and performance of all of the Obligations to the Lender, Debtor hereby grants to the Lender a first priority lien and security interest in all of the following property and interests in Property of Debtor, whether now owned or existing or hereafter created, acquired or arising and wheresoever located (collectively "Collateral"):

                  (a) All Receivables;

                  (b) All Inventory;

                  (c) All Equipment;

                  (d) All General Intangibles;

                  (e) All Investment Property;

                  (f) All Deposit Accounts;

                  (g) Letter-of-Credit Rights;

                  (h) Money (of every jurisdiction whatsoever);

                  (i) All monies or other Property of any kind, now or at any time or times hereafter, in the possession or under the control of the Lender or any affiliate of the Lender or any representative, agent or correspondent of the Lender;




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                  (j) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (a), (b), (c), (d), (e), (f), (g),
(h) and (i) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to, or destruction of any or all of the Collateral; and

                  (k) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Debtor pertaining to any of (a), (b), (c), (d), (e),
(f), (g), (h), (i) or (j) above.

                  Notwithstanding any of the foregoing, Collateral shall not include the ViewCast Obligation (as defined in the Credit Agreement).

                  SECTION 2.2 PERFECTION. Debtor will execute and deliver to the Lender such security agreements, assignments (including, without limitation, assignments of specific Accounts, Chattel Paper and General Intangibles), and other papers as the Lender may at any time or from time to time reasonably request that are required to perfect or protect the security interest granted hereby. Debtor shall also cooperate with the Lender in obtaining appropriate waivers or subordinations of interests from such third parties in any Collateral and Debtor shall cooperate with the Lender in obtaining control of Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper. In the event that the Lender requests, during the existence of a Default or an Event of Default (as defined in the Credit Agreement), Debtor shall instruct its Account Debtors to remit payments directly to the Lender or to the Lender's designee, which may be a Lockbox. Debtor authorizes the Lender to execute alone any financing statements or other documents or instruments that the Lender may require to perfect, protect or establish any lien or security interest granted to the Lender by Debtor and further authorizes the Lender to sign Debtor's name on the same and\or to file or record the same without Debtor's signature thereon. Debtor will perform any and all steps that the Lender may request to perfect the Lender's security interest in Inventory, including, but without limitation, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to the Lender, maintaining stock records and transferring of Inventory to warehouses. If any Inventory is in the possession or control of any third party other than a purchaser in the ordinary course of business or a public warehouseman where the warehouse receipt is in the name of or held by the Debtor, Debtor shall notify such person of the Lender's security interest therein and, instruct such person or persons to hold all such Inventory for the account and benefit of the Lender and subject to the Lender's instructions. Debtor will deliver to the Lender warehouse receipts covering any Inventory located in warehouses showing the Lender as the beneficiary thereof and will also deliver to the warehouseman such agreements relating to the release of warehouse Inventory as the Lender may request. If the Collateral is a motor vehicle or any other personal property required to be titled under applicable law, Debtor warrants that the Lender's security interest will be recorded on the title certificates covering the Collateral and will deliver such certificates or other evidence of ownership to the Lender as the Lender requests. Debtor hereby appoints the Lender as its attorney in fact to execute and deliver notices of lien, financing statements, assignments, and any other documents, notices, and agreements necessary for the perfection of





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the Lender's security interests in the Collateral. Debtor appoints such person or persons as the Lender may designate as Debtor's attorney-in-fact to endorse the name of Debtor on any checks, notes, drafts or other forms of payment or security that may come into the possession of the Lender or any Affiliate of the Lender, to sign Debtor's name on invoices or bills of lading, drafts against customers, notice of assignment, verifications and schedules and, generally, to do all things necessary to carry out this Agreement. Upon the occurrence of a Default or Event of Default and during the continuation therein, such attorney-in-fact may notify the Post Office authorities to change the address of delivery of mail to an address designated by the Lender, and open and dispose of mail addressed to Debtor. The powers granted herein, being coupled with an interest, are irrevocable, and Debtor approves and ratifies all acts of the attorney-in-fact. Neither the Lender nor the attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law so long as the same is not willful or grossly negligent. Debtor agrees to pay the costs of the continuation of the Lender's security interests and releases or assignments of the Lender's interests.

                  Debtor shall provide written notice to Lender of any commercial tort claim to which Debtor is or becomes a party or which otherwise inures to the benefit of Debtor. Such notice shall contain a sufficient description of such commercial tort claim including the parties, the court in which the claim is commenced (if applicable), the docket number assigned to the case (if applicable) and a detailed explanation of the events giving rise to such claim. Debtor shall grant Lender a security interest in such commercial tort claim to secure payment of the Obligations. Debtor shall execute and deliver such instruments, documents and agreements as Lender may reasonably require in order to obtain and perfect such security interest including, without limitation, a security agreement or amendment to this Agreement all in form and substance satisfactory to Lender. Debtor authorizes Lender to file financing statements or amendments to existing financing statements as Lender deems necessary to perfect the security interest. Debtor shall provide Lender with written notice of any letters of credit for which Debtor is the beneficiary. Debtor shall execute and deliver such instruments, documents and agreements and take such actions as Lender may reasonably require in order to obtain and perfect its security interest in such Letter of Credit Rights.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Debtor represents, warrants and covenants to the Lender, and shall be deemed to continually do so, as long as this Agreement shall remain in force, that:

                  SECTION 3.1 INVENTORY.

                  (a) WARRANTIES WITH RESPECT TO INVENTORY. Debtor represents and warrants to the Lender that (i) all representations made by Debtor to the Lender and all documents and schedules given by Debtor to the Lender, relating to the description, quantity, quality, condition and valuation of Inventory are true and correct in all material respects, and (ii) Debtor has not received any Inventory on consignment or approval unless Debtor has notified the Lender thereof in a Record, has marked such Inventory on consignment or approval or has segregated it





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from all other Inventory, and has appropriately marked its records to reflect that such Inventory is held on consignment or approval.

                  (b) LENDER'S RIGHTS IN INVENTORY. The Lender's security interests in the Inventory shall continue through all steps of manufacture and sale and attach without further act to raw materials, work in process, finished goods, returned goods, documents of title, warehouse receipts, and to proceeds resulting from sale or disposition of Inventory. Until all Obligations of Debtor to the Lender have been satisfied, the Lender's security interest in Inventory and in all proceeds thereof shall continue in full force and effect. Upon the occurrence of an Event of Default (as defined below), the Lender shall have, in its discretion and at any time, the right to take physical possession of the Inventory and to maintain it on Debtor's premises, in a public warehouse, or at such place as the Lender may remove the Inventory or any part thereof. If the Lender exercises its right to take possession of Inventory, Debtor will, upon demand, and at Debtor's own cost and expense assemble the Inventory and make it available to the Lender at a place or places reasonably convenient to the Lender.

                  (c) DEBTOR'S OBLIGATION WITH RESPECT TO INVENTORY. All Inventory is and shall be maintained at the locations shown on Schedule 3.1(c) hereof. Other than Inventory that has become obsolete, no Inventory shall be removed therefrom, except for the purpose of sale or in the ordinary course of Debtor's business, and except for such sales, Debtor will not sell, encumber, grant a security interest in, dispose of or permit the sale, encumbrance, or disposal of any Inventory without the Lender's prior consent contained in an Authenticated Record. If sales are made for cash, Debtor shall immediately deliver to the Lender the identical checks or other forms of payment, which it receives. In the event that Inventory is stored with the manufacturer thereof, Debtor shall use its best efforts to cause such manufacturer to enter into a no offset agreement with the Lender which agreement is in form and substance satisfactory to the Lender.

                  (d) FURTHER OBLIGATIONS OF DEBTOR WITH RESPECT TO INVENTORY. From time to time, and at least once every month in any event, Debtor shall execute and deliver to the Lender, a confirmatory Record, in form and substance satisfactory to the Lender, listing Debtor's Inventory, but any failure to execute or deliver the same shall not affect or limit the Lender's security interest in and to the Inventory.

                  (e) MAINTENANCE OF INVENTORY RECORDS. Debtor shall maintain accurate and complete records respecting Inventory, including a perpetual inventory, and all other Collateral at all times. Debtor will pay all costs to be paid on taxes, assessments, governmental charges or private encumbrances levied, assessed, imposed or payable upon or with respect to the Inventory, Equipment or other Collateral or any part thereof.

                  (f) INVENTORY REPORT. A physical verification of all Inventory wherever located will be taken by Debtor annually at the end of each year and as often as reasonably required by the Lender, and a copy of such physical verification shall be submitted to the Lender.




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                  SECTION 3.2 RECEIVABLES.

                  (a) Debtor represents and warrants to the Lender that each Receivable created by it (i) will cover a bona fide sale and delivery of merchandise usually dealt in by Debtor in the ordinary course of its business or will cover the rendition of services by Debtor to customers of a kind ordinarily rendered in the ordinary course of Debtor's business, (ii) will be for a liquidated amount from a customer competent to contract therefor, (iii) except as otherwise provided in the Credit Agreement, is not subject to renegotiation,
(iv) is not subject to any prepayment or credit and will not be subject to any deduction, offset, counterclaim, lien or other condition other than in the ordinary course of Debtor's business, and (v) is generally enforceable in accordance with its terms. Debtor further represents and warrants that all services to be performed by Debtor in connection with each Receivable have been performed or will be performed under a service contract.

                  (b) CONFIRMATORY WRITTEN ASSIGNMENTS. Promptly after the creation of any Receivable, if the Lender shall so request, Debtor shall execute and deliver confirmatory written assignments to the Lender of Receivables, but the failure to execute or deliver any schedule or assignment shall not affect or limit any lien or other right of the Lender in and to any Receivable. Debtor shall cause all of its invoices to be printed and to bear consecutive numbers, and to issue its invoices in such consecutive numerical order. On the Lender's request therefor, Debtor shall also furnish to the Lender copies of invoices to customers and shipping and delivery receipts or warehouse receipts thereof. Debtor will also furnish the Lender with such other documents and instruments as the Lender may request in connection with any Receivables, including detailed monthly agings. Debtor shall deliver to the Lender the originals of all letters of credit, notes, and instruments in its favor and such endorsements or assignments as the Lender may request.

                  (c) NOTICE OF CERTAIN EVENTS. Debtor will notify the Lender of all returns and recoveries of merchandise and of all claims asserted with respect to merchandise which such returns, recoveries or claims exceed $25,000.00 per occurrence. Debtor shall promptly report each such return, repossession or recovery of merchandise to the Lender, advising it of the location thereof and providing it with a description of such goods and its location. Debtor shall not settle or adjust any dispute or claim, or grant any discount (except ordinary trade discounts), credit or allowance or accept any return of merchandise (except in the ordinary course of Debtor's business, provided that, such credit, allowance or return does not exceed $25,000.00), without the Lender's consent. Upon the occurrence of an Event of Default, the Lender may settle or adjust disputes or claims directly with customers or Account Debtors of Debtor for amounts and upon terms which it considers advisable. Where Debtor receives Collateral of any kind or nature by reason of transactions between itself and its customers or Account Debtors, it will hold the same on the Lender's behalf, subject to the Lender's instructions, and as property forming part of the Receivables. Where Debtor sells to a customer or Account Debtor which also sells to it or which may have other claims against it, Debtor will so advise the Lender, promptly upon being notified of such order.

                  (d) COMMUNICATION WITH ACCOUNT DEBTORS. Debtor authorizes the Lender, before or after and during the occurrence of an Event of Default, without notice to or the consent of Debtor, to communicate directly with customers or Account Debtors by whatever means the





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Lender shall elect for the purpose of verifying the information supplied by
Debtor to the Lender with respect to Receivables. Upon the Lender's request, before or after the occurrence of an Event of Default, Debtor shall provide the Lender with a list of the addresses of its Account Debtors.

                  SECTION 3.3

                  (a) EQUIPMENT. Attached hereto as Schedule 3.3(a) is a list describing the location where the Debtor's Equipment is kept. Such list indicates whether such premises are owned or leased by Borrower or whether the premises are the premises of another Person, and if leased, the name and address of such other Person. All Equipment hereafter acquired will be kept at the location or locations shown on the Schedule unless Debtor shall have first advised the Lender of its intention to maintain any Equipment at some other location and obtained the Lender's prior consent contained in an Authenticated Record. Notwithstanding anything contained herein to the contrary, certain of Debtor's Equipment may, from time to time, be located at Debtor's customers' locations. Debtor shall not be required to obtain Lender's prior consent to locate any such Equipment at its customers' locations, provided such practice is done in the ordinary course of Debtor's business. Debtor shall furnish updates to Schedule 3.3(a) upon Lender's request.

                  (b) DEBTOR'S OBLIGATIONS WITH RESPECT TO EQUIPMENT. Debtor shall keep all of its Equipment in a good state of repair, and will make all repairs and replacements when and where necessary, will not waste or destroy Equipment or any part thereof, and will not be negligent in the care, or use, thereof. Debtor shall keep accurate lists and records reflecting its Equipment and shall retain copies of all warranties, manuals and manufacturers or vendors' requirements with respect thereto. All Equipment shall be used in accordance with law and prudent business practice and the manufacturer's instructions and shall be kept separate from and shall not be annexed or affixed to or become part of the realty except where the Lender first consents in an Authenticated Record.

                  SECTION 3.4 OWNERSHIP OF COLLATERAL. Debtor is the owner of the Collateral with good, marketable and indefeasible title thereto, free and clear of all liabilities, mortgages, security interests, leases, liens, pledges, encumbrances, restrictions, charges, claims or imperfections of title (other than those listed on Schedule 5.17 of the Credit Agreement) whatsoever.

                  SECTION 3.5 MAINTENANCE OF COLLATERAL. Debtor shall continually take such steps as are necessary and prudent to protect the interest of the Lender in the Collateral including, but not limited to, the following:

                  (a) Maintain books and records relating to the Collateral satisfactory to the Lender and shall allow the Lender or its representatives access to such records and the Collateral at all reasonable times for the purpose of examination, inspection, verification, copying, extracting and other reasonable purposes as the Lender may require;





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                  (b) Maintain the Collateral and the books and records relating to the Collateral at Debtor's address indicated above, at any address listed on Schedule A or at such other address as the Lender shall permit, in its sole discretion, upon the request to the Lender contained in an Authenticated Record from Debtor;

                  (c) Execute and deliver to the Lender such other and further documentation necessary to evidence, effectuate or perfect its security interest in the Collateral;

                  (d) Defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein, except buyers of Inventory in the ordinary course of Debtor's business;

                  (e) Keep the Collateral free of all liens and encumbrances, except for the security interest of the Lender, and Debtor will not, without prior consent of the Lender contained in an Authenticated Record, sell, transfer or otherwise dispose of the Collateral or any interest therein, in bulk or otherwise, except in the ordinary course of business;

                  (f) Notify the Lender in the event of material loss or damage to the Collateral or of any material adverse change in Debtor's business or the Collateral, or of any other occurrences which could materially and adversely affect the security of the Lender;

                  (g) Pay all expenses incurred in the manufacture, delivery, storage or other handling of the Collateral and all taxes which are or may become a lien on the Collateral, promptly when due, and in any event reimburse the Lender, on demand, for any expenses which the Lender might incur following the occurrence of an Event of Default, in satisfying such expenses or taxes, which the Lender, in its sole discretion, deems necessary in order to protect the Collateral;

                  (h) Maintain insurance on the Collateral from carriers acceptable to Lender of such types, coverage, form and amount as is usually carried on similar goods by similar enterprises. In the event Debtor fails to maintain such insurance, the same may be maintained by the Lender, at its option, and Debtor shall reimburse the Lender for the cost thereof, on demand; and

                  (i) If requested by the Lender: (i) mark its records evidencing the Collateral in a manner satisfactory to the Lender so as to indicate the security interest of the Lender hereunder; (ii) furnish to the Lender any Chattel Paper, invoices, documents, schedules, purchase orders, delivery receipts, contracts or other documents representing or relating to any of the Collateral; (iii) promptly reflect in its books, records, and reports to the Lender the rejection of goods, delay in delivery or performance, or claims made, in regard to any Collateral and after an Event of Default inform the Lender immediately of any of the same; (iv) prior to an Event of Default, with respect to material debtors and obligors, and thereafter with respect to all debtors and obligors, furnish to the Lender all information received by Debtor indicating a material adverse change in the financial standing of any Account Debtor, debtor under any General Intangible, or obligor under any Chattel Paper;
(v) immediately notify the Lender if any of the Collateral arises out of contracts for the improvement of real property, deals with a public improvement or is with the United States, any state, or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by the Lender in order that all moneys due or to become due under any such contract shall be assigned to the Lender and notice thereof be given as required by law; (vi) furnish to the Lender such financial statements, reports, certificates, lists of Account Debtors (showing names, addresses, telephone and facsimile numbers, and amounts owing) and other data concerning the Collateral and other matters as the Lender may, from time to time, request; and (vii) fully cooperate with the Lender in the exercising of its rights and methods for verification of the Collateral.

                  SECTION 3.6 AUTHORITY. Debtor is authorized to enter into and implement this Agreement and has taken all necessary actions, corporate or otherwise, in relation to such authorization.

                  SECTION 3.7 FIXTURES/LANDLORDS. The Collateral will remain personalty and will not be permanently affixed to real estate without the prior consent of the Lender contained in an Authenticated Record. If any of the Collateral is or will be a fixture, Debtor will provide legal descriptions and the names of record owners of the premises to which the Collateral will be affixed sufficient for perfection of the security interests of the Lender. Debtor will provide disclaimers of interest and removal agreements, in form satisfactory to the Lender.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

                  Any of the following events or occurrences shall constitute an "Event of Default" under this Agreement: the occurrence of any Event of Default under any of the Loan Documents.

                                    ARTICLE V
                              RIGHTS OF THE LENDER

                  SECTION 5.1 GENERAL RIGHTS. The rights of the Lender shall at all times be those of a secured party under the UCC. Without limiting the generality of the foregoing, the Lender shall have the additional rights set forth in this Agreement.

                  SECTION 5.2 LENDER'S RIGHT TO PERFORM DEBTOR'S OBLIGATIONS. In the event that Debtor shall fail to purchase or maintain insurance, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event that Debtor shall fail to perform or comply with any other covenant, promise or Obligation to the Lender hereunder or under any other Loan Document, the Lender may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of Debtor, and all monies so paid by the Lender, including actual attorneys' fees and expenses, shall be treated as part of the Obligations.

                  SECTION 5.3 COLLECTIONS; MODIFICATION OF TERMS. Without limiting any rights the Lender may have pursuant to this Agreement or otherwise, upon the occurrence and during the continuance of an Event of Default, the Lender may demand, sue for, collect and give receipts for any money, Instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper, including without limitation, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this Agreement or any of the Loan Documents.

                  SECTION 5.4 NOTIFICATION OF ACCOUNT DEBTORS. Without limiting any rights of pursuant to this Agreement or under applicable law, after an Event of Default has occurred, (i) Debtor, at the request of the Lender, shall notify the Account Debtors of the Lender's security interest in Debtor's Receivables; and (ii) the Lender may notify the Account Debtors on any of the Receivables to make payment directly to the Lender, and the Lender may endorse all items of payment received by it that are payable to Debtor. Debtor authorizes such parties to make such payments directly to the Lender and to rely on notice from the Lender without further inquiry. The Lender may demand and take all necessary or desirable steps to collect such Collateral in either its or Debtor's, name, with the right to enforce, compromise, settle, or discharge any of the foregoing.

                  SECTION 5.5 INSURANCE. Without limiting any rights of the Lender pursuant to this Agreement or under applicable law, after a Default or Event of Default has occurred and during the continuation thereof, the Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in its own and Debtor's name any checks or drafts constituting insurance proceeds. Any insurance proceeds received by the Lender may be applied by it against Debtor's obligations under the Loan Documents.

                  SECTION 5.6 WAIVER OF RIGHTS BY DEBTOR. Except as may be otherwise specifically provided herein, Debtor waives, to the extent permitted by law, any bonds, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by the Lender of any Collateral. Debtor authorizes the Lender, upon the occurrence of an Event of Default, to enter upon any premises owned by or leased to Debtor where the Collateral is kept, without obligation to pay rent or for use and occupancy, through self help, without judicial process and without having first given notice to Debtor or obtained an order of any court, and peacefully retake possession thereof by securing at or removing same from such premises.

                  SECTION 5.7 LENDER'S RIGHTS. Debtor agrees that the Lender shall not have any obligation to preserve rights to any Collateral against prior parties or to marshall any Collateral of any kind for the benefit of any other creditor of Debtor or any other Person. After the occurrence of an Event of Default, the Lender is hereby granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Debtor's rights under all licenses and any franchise, sales or distribution agreements shall inure to the Lender's benefit for such purpose.

                  SECTION 5.8 RIGHTS ON DEFAULT. Upon the occurrence of any Event of Default, and after giving effect to any applicable grace period, in addition to and without limiting any rights the Lender may have under any agreement, document or instrument evidencing or representing any obligation of Debtor to the Lender or executed in connection with any such obligation, the Lender is hereby authorized to declare any or all of the Obligations to be immediately due and payable, and the rights and remedies of the Lender with respect to the Collateral shall be as set forth herein, in the UCC and as otherwise available under applicable law.

                  The Lender may, without demand, advertising or notice, all of which Debtor hereby waives (except as the same may be required by law), sell, lease, license, dispose of, deliver and grant options to a third party to purchase, lease or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, as such prices and upon such terms as the Lender, in its sole discretion, deems advisable. Without requiring notice to Debtor, all requirements of reasonable notice under this section shall be met if such notice is mailed, postage prepaid, to Debtor at its address set forth herein or such other address as Debtor may have provided to the Lender, in a Record, at least ten (10) days before the time of such sale or disposition. The Lender may, if it deems it reasonable, postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale, provided, however, that the Lender shall provide Debtor with written notice of the time and place of such postponed or adjourned sale. The Lender may be the purchaser at any such sale, and payment may be made, in whole or in part, in respect of such purchase price by the application of Obligations due from Debtor to the Lender. Debtor shall be obligated for, and the proceeds of sale shall be applied first to, the costs of retaking, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the reasonable fees and disbursements of attorneys, auctioneers, appraisers, consultants and accountants employed by the Lender. Proceeds from the Sale or other disposition or Collateral shall be applied to the payment, in whatever order the Lender may elect, of all Obligations of Debtor. The Lender shall return any excess to Debtor and Debtor shall remain liable for any deficiency. Collateral securing purchase money security interests also secures non-purchase money security interests. To the extent Debtor uses an advance under the Loan Documents to purchase Collateral, Debtor's repayment of such advance shall apply on a "first-in-first-out" basis so that the portion of the advance used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral. Upon request of the Lender, Debtor will assemble and make the Collateral available to the Lender, at a reasonable place and time designated by the Lender. Debtor's failure to take possession of any Collateral at any time and place reasonably specified by the Lender in a Record to the Debtor shall constitute an abandonment of such Property.

                  The Lender shall not be responsible to Debtor for loss or damage resulting from the Lender's failure to enforce or collect any Collateral or any monies due or to become due under any liability of Debtor to the Lender.

                  After an Event of Default, Debtor (i) will make no change in any Receivable or General Intangible, and (ii) shall receive as the sole property of the Lender and hold in trust for the Lender all monies, checks, notes, drafts, and other property (collectively called "items of payment") representing the proceeds of any Collateral. During the existence of an Event of Default, the Lender may but shall be under no obligation to: (a) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to the Lender; (b) collect any Receivables or General Intangibles in its or Debtor's name, and apply any such collections against such obligations of Debtor to the Lender as the Lender may select; (c) take control of any cash or non-cash proceeds of any item of the Collateral; (d) compromise, extend or renew any Receivables, General Intangible, or Document, or deal with the same as it may deem advisable; and (e) make exchanges, substitutions or surrender of items comprising the Collateral.

                  SECTION 5.9 LENDER'S RIGHT OF SET-OFF. The Lender may, at any time upon the occurrence of an Event of Default exists hereunder and without any further notice to Debtor (such notice being expressly waived), set-off or apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, or any other Indebtedness at any time owing by the Lender or any participant in the Lender's loans, to Debtor to or for the credit or the account of Debtor against any Obligation irrespective of whether any demand has been made hereunder or whether such Obligation is mature.

                  SECTION 5.10 EXPENSE OF COLLECTION AND SALE. Debtor agrees to pay all costs and expenses incurred by the Lender in connection with the negotiation and preparation of this Agreement or any other document, or any other Loan Documents executed in connection herewith, in determining the Lender's rights under, and in enforcing and collecting the indebtedness represented by the guaranty and in determining its rights under and enforcing the security interests created by this Agreement, including, without limitation, costs and expenses relating to taking, holding, insuring, preparing for sale, appraising, selling or otherwise realizing on the Collateral, and reasonable attorneys' fees and expenses in connection with any of the foregoing. All such reasonable costs and expenses shall be payable on demand, and shall bear interest, payable on demand, from the date of the Lender's payment of such costs and expenses until payment in full is made by Debtor, at the highest rate of interest permitted by law.

                  SECTION 5.11 COMPLIANCE WITH OTHER LAWS. The Lender may comply with any applicable law requirements in connection with a disposition of the Collateral, and compliance will not be considered adversely to effect the commercial reasonableness of any sale of the Collateral.

                  SECTION 5.12 WARRANTIES. The Lender may sell the Collateral without giving any warranties. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

                  SECTION 5.13 SALES ON CREDIT. If the Lender sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser, received by Lender and applied to the Obligations. If the purchaser fails to pay for the Collateral, Lender may resell the Collateral, and Debtor shall be credited with the proceeds of the sale.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  SECTION 6.1 WAIVERS. Debtor expressly waives notice of nonpayment, demand, presentment, protest or notice of protest in relation to the Loan Documents or the Collateral. No delay or omission of the Lender in exercising or enforcing any of its rights, powers, privileges, options or remedies under this Agreement shall constitute a waiver thereof, and no waiver by the Lender of any default by Debtor shall operate as a waiver of any other default.

                  SECTION 6.2 REMEDIES NOT EXCLUSIVE. All rights and remedies of the Lender under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other collateral guaranty, right or remedy and may be exercised by the Lender at such time or times and in such order as the Lender, in its sole discretion, may determine, and are for the sole benefit of the Lender. The exercise or failure to exercise such rights and remedies shall not result in liability to Lender or others except in the event of willful misconduct or bad faith by the Lender, and in no event shall the Lender be liable for more than it actually receives as a result of the exercise or failure to exercise such rights and remedies.

                  SECTION 6.3 SUCCESSORS AND SURVIVAL. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of said parties, their successors and assigns, and shall remain in force and effect until terminated as to future transactions by a Record Authenticated by the parties. Lender shall have the right, without the necessity of any further consent or authorization by Debtor, to sell, assign, securitize or grant participation in all, or any portion of, Lender's interest in the Loans, to other financial institutions of the Lender's choice along such terms as are acceptable to Lender in its sole discretion.

                  SECTION 6.4 NOTICES. Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:

          If to the Lender:         Keltic Financial Partners, LP
                                    Attn:  John P. Reilly, Managing Partner
                                    555 Theodore Fremd Avenue, Suite C-207
                                    Rye, New York 10580
                                    Tel:  (914) 921-3555 (ext. 208)
                                    Fax: (914) 921-1154

          With a copy to:           Pitney, Hardin, Kipp & Szuch LLP
                                    Attn:  Michael P. Turner, Esq.
                                    200 Campus Drive
                                    Florham Park, New Jersey 07932
                                    Tel:  (973) 966-8432
                                    Fax:  (973) 966-1550

          If to Debtor:             MMAC Communications Corp.
                                    Attn:  President
                                    900 Huyler Street
                                    Teterboro, New Jersey 07608
                                    Tel:  (201) 440-8585
                                    Fax:  (201) 440-6726

          With a copy to:           ViewCast.com, Inc.
                                    Attn:  Chief Financial Officer
                                    17300 Dallas Parkway, Suite 2000
                                    Dallas, Texas 75248
                                    Tel:  (972) 488-7200
                                    Fax:  (972) 488-7299

                                    and to:

                                    Haynes and Boone, LLP
                                    Attn: Janice V. Sharry
                                    901 Main Street, Suite 3100
                                    Dallas, Texas 75202
                                    Tel: (214) 651-5562
                                    Fax: (214) 200-0676

                  SECTION 6.5 ENTIRE AGREEMENT; AMENDMENTS; LENDER'S CONSENT. This Agreement (including the Exhibits and Schedules thereto) and the other Loan Documents supersede, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Agreement or any of the Loan Documents, nor consent to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in a Record Authenticated by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 6.6 CROSS DEFAULT; CROSS COLLATERAL. Debtor hereby agrees that (a) all other agreements between Debtor and the Lender are hereby amended so that a default under this Agreement is a default under all such other agreements and a default under any of such other agreements is a default under this Agreement, and (b) the Collateral under this Agreement secures the Obligations now or hereafter outstanding under all other agreements between Debtor and the Lender and the Collateral pledged under any other agreement with the Lender secures the Obligations under this Agreement.

                  SECTION 6.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  SECTION 6.8 SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any of the other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the other Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 6.9 TABLE OF CONTENTS; HEADINGS. The table of contents and headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

                  SECTION 6.10 EXHIBITS AND SCHEDULES. All of the Exhibits and Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

                  SECTION 6.11 CONFLICTS OF LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided, however, that if any of the Collateral shall be located in any jurisdiction other than New York, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of the Lenders' lien upon such Collateral and the enforcement of the Lender's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of New York. Notwithstanding the location where this Agreement is executed and delivered by the Debtor, the location of the execution and delivery of this Agreement shall be deemed to be in the State of New York.

                  SECTION 6.12 WAIVER OF RIGHT TO JURY TRIAL. DEBTOR WAIVES THE RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION TO WHICH LENDER AND DEBTOR ARE PARTIES IN RESPECT OF ANY MATTER ARISING UNDER THIS AGREEMENT OR ANY OTHER MATTER INVOLVING DEBTOR AND LENDER, WHETHER OR NOT OTHER PERSONS ARE ALSO PARTIES THERETO. DEBTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING ON THE FOREGOING WAIVER IN ITS FUTURE DEALINGS WITH DEBTOR. DEBTOR REPRESENTS AND WARRANTS THAT DEBTOR REVIEWED THIS JURY WAIVER PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

                  SECTION 6.13 CONSENT TO JURISDICTION. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF DEBTOR OR THE LENDER, DEBTOR HEREBY CONSENTS AND AGREES THAT ANY FEDERAL OR STATE COURT LOCATED IN ANY COUNTY IN NEW YORK STATE, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN DEBTOR AND THE LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, HOWEVER, THE LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER

APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY THE LENDER AGAINST DEBTOR OR WITH RESPECT TO ANY COLLATERAL, TO ENFORCE ANY OTHER RIGHT OR REMEDY UNDER THIS AGREEMENT OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY THE LENDER. DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND DEBTOR HEREBY WAIVES ANY OBJECTION WHICH DEBTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. DEBTOR REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.


                      [END OF TEXT; SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                                         MMAC COMMUNICATIONS CORP.

                                         By: /s/ LAURIE L. LATHAM
                                             ----------------------------------
                                          Name:  Laurie L. Latham
                                          Title: Chief Financial Officer

                                   SCHEDULE A
                              COLLATERAL LOCATIONS

                 900 Huyler Street, Teterboro, New Jersey 07608

                                SCHEDULE 3.1 (a)
                               INVENTORY LOCATIONS

                 900 Huyler Street, Teterboro, New Jersey 07608

                                 SCHEDULE 3.3(a)
                               EQUIPMENT LOCATIONS

                 900 Huyler Street, Teterboro, New Jersey 07608

                    See List of Additional Locations Attached